United States
Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSRS
Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 East Mason Street, Suite 802, Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer
Eagle Capital Growth Fund, Inc.
225 East Mason Street, Suite 802
Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

ITEM 1.
REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.
Semiannual Report

June 30, 2025

Top Ten Holdings (as of June 30, 2025)

Company	Market Value	Percentage of Portfolio

Berkshire Hathaway Inc. B	$6,072,125	12.7%

Markel Corp.	$3,335,591	7.0%

Alphabet, Inc. A	$2,995,910	6.3%

T. Rowe Price Group, Inc.	$2,258,100	4.7%

Amazon.com Inc.	$1,974,510	4.1%

AutoZone Inc.	$1,856,115	3.9%

Stryker Corp.	$1,780,335	3.7%

Illinois Tool Works Inc.	$1,730,750	3.6%

O'Reilly Automotive Inc.	$1,723,736	3.6%

Diamond Hill Investment Group, Inc.	$1,391,489	2.9%

Dear Fellow Shareholders,

For the first six months of 2025, our Fund was up 4%, compared to the S&P 500 (Total Return) Index of 6%. The first half of 2025 was a little volatile, with some big down months followed by some up months. The Fund's first half performance was negatively impacted by a decline in the market price of Berkshire Hathaway (BRK-B), triggered by Warren Buffett's decision, announced in April, to step down as CEO. We expected Berkshire's stock price to decline on this type of news, as the "Buffett premium" fades away. While Buffett is irreplaceable, we believe that he has wisely chosen Greg Abel to succeed him as CEO, and Buffett is still around to offer guidance as long as his health holds out.

One of the most frequent questions we get from shareholders is about the structure of the Fund. Given the interest and our familiarity with the question, it makes sense to explore.

Investment funds were created to offer efficiencies compared to individuals investing separately. By uniting and pooling investments, investors were able to lower costs and improve diversification. The community nature of investment funds remains to this day. Private funds are the oldest form of community investing, initially creating by groups banding together to make investments. Then came mutual funds, which offered the benefits to all investors.

The closed-end mutual fund structure is an elegant, simple structure for community investing. Open-end and closed-end mutual funds are very similar. The key difference is that open-end funds make two daily offers to shareholders, one offer to create new shares at net asset value (NAV) and one to retire existing shares at NAV. This creates some risk to existing investors, largely via fire sale portfolio sales in the event that fellow investors decide all at once to sell their shares. Closed-end funds make no such offers, allowing existing investors to transfer their shares to new owners via a market price. With cash neither flowing rapidly in nor out, shareholders can be confident that investments can be held through market cycles.

Exchange-traded funds (ETFs) offer some appeal, like tax-efficiency, though there are shortcomings which are not consistent with long-term investing. Unlike open-end funds, which redeem shares at the end-of-day NAV, ETFs update their NAV publicly on a real-time basis. For long-term investors, the only important prices are the one you pay upfront and the one you receive upon a sale, plus whatever dividends you receive while you hold the security. The second-by-second NAV is unnecessary, even bothersome. ETFs also have an unfair feature for retail investors where institutions holding large positions can redeem shares at above-market prices.

The Fund was started in 1989, when the closed-end structure was the best option for long-term investors. In 2025, the world has changed. Most things have been improved upon; cars now have brains to drive themselves, phones are portable, and computers morphed into phones, among other things. However, the closed-end format which was simple, elegant, and the best format for investors in 1989 remains the optimal form for long-term investors in 2025.

With a closed-end fund (like the Fund), think about it this way. The Fund recently traded at a 17% discount from NAV, which effectively means that a purchaser is paying 82 cents on the dollar for the underlying portfolio. For long-term investors, this is a wonderful deal. Yes, if you have to sell you run the risk that the current discount persists. However, in our experience, the discount-to-NAV bounces around and shareholders desiring to sell can often do so when the discount-to-NAV is narrower. There have been a number of times that Fund shares have traded at a premium to NAV (totally irrational!). The stock market can be irrational for extended time periods, and long-term investors should take advantage of the foolishness.

On to the normal business in 2025. The majority of the transactions in the first half were sales. We sold our position in Waters Corporation (WAT), due to valuation, above $400 a share. Recently, Waters announced an acquisition, prompting the decline of the shares below $300. Sometimes it’s better to be lucky than good. The sale of Waters had an element of each.

We remain big fans of AutoZone (AZO) and O’Reilly Automotive (ORLY). The companies were available near 14x earnings when we bought them; recently, the valuations were almost double. The businesses are great; managements are top-notch. We trimmed the positions because of valuation.

Schwab (SCHW) remains a core part of our portfolio. We were big buyers in 2023 when the market panicked about the impact of rising interest rates on brokerages and regional banks. We bought in at panic prices near $60. Two years later, the price for Schwab shares has normalized, rising near $90 where we sold some shares. We continue to like Schwab for its asset-gathering and custody capabilities.

Some shareholders may note a familiar name in the portfolio: White Mountains Insurance (WTM). We have owned WTM in the past and bought shares in the first half of 2025. WTM is an insurance holding company which buys small insurance operations, applies its expertise in management, grows the companies, and ultimately takes the portfolio companies public or sells them. The market for WTM shares is prone to misvaluation, due to accounting rules and limited liquidity. We are glad to have WTM back in the portfolio.

As always, we love hearing from our Fund shareholders. As we constantly remind you, we won’t comment on any Fund portfolio purchase or sale that hasn’t been publicly reported, or that is contemplated. With that one caveat, all other topics are on the table.

Luke E. Sims	David C. Sims
Email: luke@simscapital.com	Email: dave@simscapital.com
Phone: 414/530-5680	Phone: 414/765-1107

July 24, 2025

Eagle Capital Growth Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 2025 (unaudited)

Assets

Common stock--at market value (cost $15,885,869)	$37,806,906
Money market funds	9,899,533
Dividends receivable	81,674
Prepaid fees	14,399
Total assets		$47,802,512

Liabilities
Accounts payable	$39,789
Investment advisor fee payable	30,125
Total liabilities		$69,914

Total net assets		$47,732,598

Shareholders' Equity

Net Assets are Comprised of:
Paid-in capital $0.001 par value per share; authorized 50,000,000 shares, outstanding 3,967,836 shares	23,560,335

Accumulated earnings	24,172,263

Total net assets		$47,732,598

Net asset value per share		$12.03

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2025 (unaudited)

Investment Income

Dividends	$305,714
Interest	192,786
Total investment income		$498,500

Expenses

Advisory fees	$174,199
Legal fees	9,580
Insurance	6,726
Transfer agent	26,053
Directors’ fees and expenses	51,368
Custodian fees	9,669
Listing fee	7,489
Other fees and expenses	8,430
Total expenses		$293,514

Net investment income			$204,986

Realized Gain and Change in Unrealized Appreciation on Investments

Realized gain on investments:
Net realized gain on investments		$1,955,317

Unrealized appreciation on investments:
Net change in unrealized appreciation on investments		$(207,728)

Net realized gain and change in unrealized appreciation on investments			$1,747,589

Net increase from operations			$1,952,575

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2024	Six Months Ended June 30, 2025 (unaudited)

From Operations:

Net investment income	$355,113	$204,986
Net realized gain on investments	2,433,938	1,955,317
Net change in unrealized appreciation on investments	2,751,811	(207,728)

Net increase from operations	5,540,862	1,952,575

Distributions to Shareholders from:

Distributions	(2,698,128)	-

From Capital Stock Transactions:

Reinvested capital from distribution of shares	-	-
Share repurchases	-	-

Increase from capital stock transactions	-	-

Total Net Assets:

Beginning of year	42,937,289	45,780,024
End of year	$45,780,024	$47,732,598

Shares:

Shares outstanding at beginning of year	3,967,836	3,967,836
Shares issued, due to the distribution	--	--
Shares repurchased	--	--

Shares outstanding at end of period	3,967,836	3,967,836

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights

For the periods ended December 31:	2021	2022	2023	2024	2025
					six months (unaudited)
Net asset value at beginning of year	$9.53	$10.78	$10.01	$10.82	$11.54

Net investment income (A)	0.03	0.02	0.05	0.09	0.05
Net realized gain and unrealized appreciation (loss) on investments	2.15	(0.47)	1.11	1.31	0.44

Total from investment operations	2.18	(0.45)	1.16	1.40	0.49

Distribution from:
Net investment income	(0.02)	(0.03)	(0.07)	(0.08)	-
Realized gains	(0.95)	(0.34)	(0.28)	(0.60)	-
Total distributions	(0.97)	(0.37)	(0.35)	(0.68)	-

Impact of capital share transactions	0.04	0.05	-	-	-

Net asset value at end of year	$10.78	$10.01	$10.82	$11.54	$12.03

Per share market price, end of year last traded price	$9.51	$8.57	$9.36	$9.75	$9.86

Total Investment Return:

Average annual return, based on market value (B):	30.70%	-6.57%	14.44%	13.63%	11.94%
Average annual return, based on net asset value:	24.05%	-3.73%	12.18%	9.92%	12.71%

Net assets, end of year (000s omitted)	$43,029	$39,714	$42,937	$45,780	$47,733

Ratios to average net assets:
Expenses to average net assets (C)	1.26%	1.36%	1.34%	1.32%	1.24%
Net investment income to average net assets	0.30%	0.20%	0.45%	0.77%	0.87%

Portfolio turnover (annualized)	5%	10%	11%	2%	8%
Average commission paid per share	$0.01	$0.01	$0.01	$0.01	$0.01

     Per share calculations for net investment income and gains are calculated using average shares outstanding.

     Market value return is computed based on market price of the Fund’s shares and excludes the effect of brokerage commissions. Net asset value return is computed based on net asset value of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. The annual returns are the returns for the twelve-month period ending June 30, 2025.

     Expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investments in shares of investment companies. If fees for Fund investments in investment companies were included in the expense ratio, the net impact would be an increase for the periods ended December 31, 2022 and 2024 and June 30, 2025, of 0.01%. For the years ended December 31, 2020, 2021, and 2023 there would have been no increase in the expense ratio.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of June 30, 2025) (unaudited)

Common Stock (79.2% of total investments)

Industry	Shares	Cost	Fair Value	Percent of Net Assets

Advertising
Alphabet, Inc. A	17,000	$1,376,922	$2,995,910
MediaAlpha, Inc.*	9,876	166,690	108,142
			$3,104,052	6.5%
Bank
US Bancorp	24,000	588,432	$1,086,000
			$1,086,000	2.3%
Brokerage
Charles Schwab Corp.	15,000	609,737	$1,368,600
			$1,368,600	2.9%
Conglomerate
Berkshire Hathaway Inc. B*	26,500	4,320,855	$6,072,125
			$6,072,125	12.7%
Consumer
Colgate-Palmolive Company	12,000	72,938	$1,090,800
Procter & Gamble Company	2,000	145,879	318,640
			$1,409,440	3.0%
Credit Card
Mastercard Inc	1,000	219,636	$561,940
Visa Inc.	1,500	225,957	532,575
			$1,094,515	2.3%
Data Processing
Automatic Data Processing, Inc.	3,000	82,775	$925,200
Paychex, Inc.	6,000	140,075	872,760
			$1,797,960	3.8%
Drug/Medical Device
Johnson & Johnson	3,071	34,933	$469,095
Stryker Corp.	4,500	19,055	1,780,335
			$2,249,430	4.7%
Food
Kraft Heinz Company	29,000	772,000	$748,780
PepsiCo, Inc.	10,000	168,296	1,320,400
			$2,069,180	4.3%
Industrial
Danaher Corporation	1,000	225,262	$197,540
Illinois Tool Works Inc.	7,000	295,051	1,730,750
Veralto Corporation*	333	29,705	33,616
			$1,961,906	4.1%
Insurance
Markel Corp.*	1,670	1,296,670	$3,335,591
White Mountains Insurance Group Ltd.	300	526,542	538,716
			$3,874,307	8.1%

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of June 30, 2025) (unaudited), continued

Industry	Shares	Cost	Fair Value	Percent of Net Assets

Mutual Fund Management
Diamond Hill Investment Group, Inc.	9,576	1,338,331	$1,391,489
Franklin Resources, Inc.	50,000	1,183,351	1,192,500
T. Rowe Price Group, Inc.	23,400	2,510,605	2,258,100
			$4,842,089	10.1%
Restaurant
Starbucks Corp.	12,000	588,432	$1,099,560
			$1,099,560	2.3%
Retail
AutoZone Inc.*	500	265,855	$1,856,115
eBay Inc.	3,000	68,886	223,380
O'Reilly Automotive Inc.*	19,125	259,704	1,723,736
			$3,803,231	8.0%
Technology Services
Amazon.com Inc.*	9,000	915,707	$1,974,510
			$1,974,510	4.1%

Total common stock investments (Cost $15,885,869)			$37,806,906

Money Market Funds (20.8% of total investments) Morgan Stanley Inst. Liq. Fund, Treasury, Institutional Class, 4.15%**			$9,899,533	20.8%
(Cost $9,899,533)		9,899,533	$9,899,533

Total investments (Cost $25,785,402)			$47,706,439
Other assets in excess of liabilities			26,160
Total net assets			$47,732,598

*Non-dividend paying security
**7-day yield
			$47,732,598

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Notes to Financial Statements

(1)
Organization.

Eagle Capital Growth Fund, Inc. (“Fund”), a Maryland corporation, began in 1989 with a total return investment objective. The Fund is a diversified closed-end investment company subject to the Investment Company Act of 1940. The Fund has opted into the Maryland Control Share Acquisition Act.

(2)
Significant Accounting Policies.

The Fund follows the accounting and reporting requirements of investment companies under ASC 946 (ASC 946-10-50-1) Financial Services- Investment Companies. The policies followed by the Fund are in conformity with the accounting principles generally accepted in the United States of America (“GAAP”).

Security Transactions and Related Income—Dividends and distributions paid to the Fund from portfolio investments are recorded on the ex-dividend date. Investment security purchases and sales are accounted for on a trade date basis. Interest income is accrued on a daily basis. Realized gains and losses are determined using the specific identification method.

Investments— Investments are valued at fair value. Investments in equity securities are valued at the closing market price as of the close of regular trading on the applicable valuation date. If no such closing market price is available on the valuation date, the Fund uses the then most recent closing market price.

In the unlikely event that there is no current or recent closing market price for a portfolio security (whether equity or debt) traded in the over-the-counter market, then the Fund uses the most recent closing bid price. If there is no closing bid price for a portfolio security for a period of ten (10) consecutive trading days, then the Fund’s Audit Committee or other appropriate committee shall determine the value of such illiquid security. From inception to June 30, 2025, the Fund has not held a security which required an illiquid pricing valuation.

Consistent with Rule 2a-5 under the Investment Company Act of 1940, the Fund’s Board regularly analyzes the risks associated with pricing for, and valuation of, investments as well as the suitability of the investments held.

Use of estimates— The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase (decrease) in operations during the reporting period. Actual results could differ from those estimates.

Federal income taxes— The Fund intends to continue to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund. The Fund distributes annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders. In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98.2% of its net realized capital gains (including undistributed amounts from previous years).

As of and during the fiscal year ended June 30, 2025, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense when incurred, as reflected on the Statement of Operations. During the year, the Fund paid a $1,249 tax related to the distribution of income in 2024. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax years and the interim period and has concluded that no provision for unrecognized

Eagle Capital Growth Fund, Inc.
Notes to Financial Statements

tax benefits or expenses is required in these financial statements and does not expect this to change for the next twelve months.

The following information is based upon the Federal income tax basis of portfolio investments as of June 30, 2025:

Gross unrealized appreciation	$22,438,893
Gross unrealized depreciation	-517856
Net unrealized appreciation	$21,921,037
Cost basis of securities on tax basis:	$23,785,402

At June 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$252,099
Realized appreciation on investments	2,042,938
Unrealized appreciation on investments	21,921,037
Total accumulated earnings	$24,216,074

Expenses— The Fund’s service providers bear all of their expenses in connection with the performance of their services. The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs. As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense. The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses are the responsibility of the investment advisor.

Repurchases—The Fund repurchases shares from time to time with the purpose of reducing total shares outstanding. The price paid for the repurchased shares is recorded to reduce common stock and paid-in capital.

Fair Value Accounting— Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. All of the Fund’s investments are classified as Level 1.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These Level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

Eagle Capital Growth Fund, Inc.
Notes to Financial Statements

(3)
Certain Service Provider Arrangements

Investment advisor— For its services under the Investment Advisory agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million. The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million. Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Sims Capital Management LLC (“SCM”) serves as the Fund’s investment advisor. Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors. Luke E. Sims, a Director, President and Chief Executive Officer of the Fund and owner of more than five percent of the Fund’s outstanding shares, owns 50% of SCM. David C. Sims, the Chief Financial Officer, Chief Compliance Officer, Secretary, Treasurer, Director of the Fund, the son of Luke E. Sims and owner of more than five percent of the Fund’s outstanding shares, owns the remaining 50% of SCM.

Custodian—US Bancorp, NA serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, US Bancorp receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge and security transaction fees.

Transfer Agent— Equiniti Trust Company, LLC (“EQ”) serves as the Fund’s transfer agent and dividend disbursing agent. EQ receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses. EQ also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan.

(4)
Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan (“DRIP”) which allows  shareholders to reinvest cash dividends and make cash contributions. Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants.  Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market. A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from EQ, the DRIP agent.

(5)
Fund Investment Transactions

Purchases and sales of securities, other than short-term securities, for the six-month period ended June 30, 2025 were $1,922,998 and $3,871,221, respectively.

(6)
Subsequent Events.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date when these financial statements were published. Based upon this evaluation, there were no items requiring adjustment of the financial statements or additional disclosure.

(7)
Guarantees and Indemnifications.

Under Maryland law and the Fund’s organizational documents, the Fund will indemnify its officers and directors against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Eagle Capital Growth Fund, Inc.
Notes to Financial Statements

(8)
Segment Reporting.

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The Fund is deemed to be an individual reporting segment. The objective and strategy of the Fund is used by the Adviser, as defined in the Additional Information, to make investment decisions, and the results of the operations, as shown on the Statement of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. Due to the significance of oversight and their role, the Adviser is deemed to be the Chief Operating Decision Maker, the party responsible for identifying and managing operating segments.

2025 Annual Shareholder Meeting

The Fund’s 2025 annual meeting of shareholders (“Annual Meeting”) was held on April 17, 2025, for the following purposes:

1.
To elect three (3) Directors.

2.
To ratify the selection of Cohen & Company, Ltd. as the independent registered public accountants of the Fund for the calendar year ending December 31, 2025.

The following directors were elected under Proposal 1: Luke E. Sims, Donald G. Tyler, and Neal F. Zalenko. Under Proposal 2, shareholders ratified Cohen & Company, Ltd. as the independent registered public accountants of the Fund for the calendar year ending December 31, 2025.

Tabulation Report
Proposal 1 – Election of Directors

	For	Withheld
Luke E. Sims	2,236,535	58,738
Donald G. Tyler	2,256,526	38,747
Neal F. Zalenko	2,256,526	38,747

Proposal 2 – Selection of Cohen & Company, Ltd. as the independent registered public accountants of the Fund for the calendar year ending December 31, 2025.

For	Against	Abstain	Withheld
2,275,580	17,651	2,043	0

Total shares issued and outstanding on record date: 3,967,836

Compensation.

The following tables identify the aggregate compensation paid to all directors for the six-month period ending June 30, 2025. Directors’ fees are only payable to directors who are not officers of the Fund or affiliated with the Advisor. The fees for the year ending December 31, 2025 are $13,000 for directors, $1,750 for Audit Committee service and a $1,000 retainer for the Audit Committee Chairman.

Luke E. Sims and David C. Sims, who are deemed to be Interested Persons of the Fund, are not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund. Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, Treasurer, and Secretary. Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

Sims Capital Management LLC (“SCM”), the investment advisor for the Fund, was paid $174,199 by the Fund in the six-month period ending June 30, 2025. SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares. David C. Sims, the Fund’s Vice-President, Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director, as well as an owner of more than five percent of the Fund’s outstanding shares, owns the remaining 50% of SCM.

Directors who are Interested Persons of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

David C. Sims, VP, CFO, CCO, Treasurer, Secretary	None	None	None	None

Luke E. Sims, Director, President, CEO	None	None	None	None

Directors who are not Interested Persons of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Jason W. Allen, Director	$6,500	None	None	$6,500

Robert M. Bilkie, Jr., Director	$6,500	None	None	$6,500

Phillip J. Hanrahan, Director	$6,875	None	None	$6,875

Carl A. Holth, Director	$6,875	None	None	$6,875

Anne M. Nichols, Director	$6,500	None	None	$6,500

Donald G. Tyler, Director	$6,875	None	None	$6,875

Neal F. Zalenko, Director	$7,750	None	None	$7,750

Board of Directors

Jason W. Allen	Robert M. Bilkie, Jr.	Phillip J. Hanrahan
Director	Chairman of the Board	Director
Fox Point, WI	Northville, MI	Whitefish Bay, WI

Carl A. Holth	Anne M. Nichols	Luke E. Sims
Director	Director	Director, President & CEO
Dearborn, MI	Huntington Woods, MI	Milwaukee, WI

David C. Sims	Donald G. Tyler	Neal F. Zalenko
VP, Treasurer, CFO, CCO	Director	Director
Secretary & Director	Whitefish Bay, WI	Birmingham, MI
Bayside, WI

Recent Changes

The following information is a summary of certain changes during the six months ended June 30, 2025. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

During the applicable period, there have been: (i) no material changes to the Fund’s investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders, (ii) no material changes to the Fund’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders.

Investment Objectives

The Fund’s primary investment objective is long-term growth. The Fund utilizes the concept of “total return” for selecting investments; “total return" means the total of all income derived from, and the capital appreciation in value of, a particular investment. There can be no assurance that the Fund will achieve its investment objectives or be able to structure its investment portfolio as anticipated.

Investment Strategy

The Fund seeks to achieve its investment objectives by employing a strategy of investing in primarily US issuer common stock. There is a preference for “high-quality” companies, where “high-quality” denotes substantial operating income margins, high returns on capital, and strong balance sheets. While the Fund is not constrained to investing solely in such companies, there is a distinct preference for doing so.

Risk Factors

Investment and Market Risk. An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. The value of the investments owned by the Fund will fluctuate, sometimes rapidly and unpredictably, and such investments are subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s common shares could be worth less than the original amount invested, even after taking into account distributions paid by the Fund.

The Fund and its portfolio securities are materially affected by market, economic and political conditions and events, such as natural disasters, epidemics and pandemics, globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. Epidemics and pandemics have and may result in, among other things, travel restrictions, closure of international borders, disruptions to certain businesses and securities markets, restrictions on securities trading activities, quarantines, supply chain disruptions and reduced consumer demand, as well as general concern and uncertainty. Market, economic and political conditions and events are outside the Fund’s control and could adversely affect the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make attractive new investments.

Closed-end Fund shares. As with any security, shares of the Fund may increase or decrease in value from time to time, and these changes may or may not be related to changes in the value of the securities held by the Fund (as reflected in its net asset value, or NAV). In addition, shares of closed-end investment companies like the Fund frequently trade at a discount from net asset value. The possibility that shares of the Fund will trade at a discount to net asset value (based on the value of the Fund’s portfolio securities), and the possibility that such discount could increase, is a risk which is separate from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether its shares will trade in the future at a premium to or a discount from net asset value, or the level of any premium or discount.

Portfolio Concentration. While the Fund qualifies as a “diversified” regulated investment company under the Investment Company Act of 1940, the Fund tends to have a more concentrated portfolio than other mutual funds. Portfolio concentration can cause the Fund’s NAV to fluctuate more than other diversified funds. As of June 30, 2025, the Fund’s top five equity investments represented approximately 35% of the Fund’s total equity portfolio.

In addition, the Fund’s largest portfolio position is its investment in Berkshire Hathaway, Inc. (Class B). As of June 30, 2025, the Fund’s investment in Berkshire Hathaway represented nearly 13% of the Fund’s equity portfolio. The death or disability of Warren Buffett could have a material adverse impact on the price of Berkshire Hathaway shares. During the first half of the year (at the Berkshire Hathaway annual meeting), Warren Buffett announced his retirement as CEO of Berkshire Hathaway as of the end of the year. He will stay on as a director. This news triggered an approximately 10% decline in the market price of the Fund's Berkshire Hathaway (Class B) shares.

Secondary Market for Fund Shares. The Fund issues shares through its Dividend Reinvestment and Cash Purchase Plan. Shares may be issued under the Dividend Reinvestment and Cash Purchase Plan at a discount to the market price for the shares, which may also put downward pressure on the market price for shares of the Fund.

Anti-Takeover Provisions. The Fund’s By-laws provide for a staggered Board. Moreover, the Fund has opted into the Maryland Control Share Acquisition Act. These provisions may have the effect of discouraging a hostile bidder.

Regulated Investment Company. The Fund has conducted and intends to continue to conduct its operations so that it qualifies as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). This relieves the Fund of any material liability for federal income tax to the extent that its earnings are distributed to its shareholders. If the Fund fails at any time to qualify as a "regulated investment company," the income of the Fund for that fiscal year will be taxed at the corporate level. This would result in a decrease in income for distribution to shareholders of the Fund and a reduction in the net asset value of the Fund.

Counterparty and Prime Brokerage Risk. The Fund is subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. If a prime broker or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund could experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding; if the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. In the case of any such bankruptcy, the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount could be less than the amounts owed to the Fund. It is possible that the Fund will obtain only a limited recovery or no recovery in such circumstances. Such events would have an adverse effect on the Fund. Certain counterparties have general custody of, or title to, the Fund’s assets. The failure of any such counterparty could result in adverse consequences to the Fund.

Legal and Regulatory Risk. Legal and regulatory changes could occur that would materially adversely affect the Fund. The regulation of securities markets and investment funds such as the Fund has undergone substantial change in recent years, and such change could continue. The Fund does not know in what form, when and in what order significant regulatory initiatives will be implemented or the impact any such implemented regulations will have on the Fund, the markets or instruments in which the Fund invests or the counterparties with which the Fund conducts business. The effect of regulatory change on the Fund, while impossible to predict, could be substantial, adverse and potentially limit or completely restrict the ability of the Fund to implement its investment strategy.

Dependence on Advisor. The Fund depends on the efforts, skills, reputations and business contacts of its investment advisor, Sims Capital Management LLC (“Advisor”). The loss of the Advisor’s services could have a material adverse effect on the Fund. The Advisor’s principals possess substantial experience and expertise. The loss of these personnel could affect the Fund’s investment opportunities as well as cause increased costs for the Fund to replace them.

Market Disruptions from Natural Disasters or Geopolitical Risks. Political instability, the epidemics of infectious diseases in certain parts of the world, terrorist attacks in the United States and around the world, natural disasters, social and political discord, debt crises, sovereign debt downgrades, or the exit or potential exit of one or more countries from the European Union and/or the European Economic and Monetary Union, among others, could result in market volatility, could have long-term effects on the United States and worldwide financial markets, and could cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of natural disasters or geopolitical events in the future on the economy and securities markets.

Portfolio Turnover. The Fund’s annual portfolio turnover rate could vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover could result in the realization of net short-term capital gains by the Fund which, when passed through and distributed to shareholders, will be taxable as ordinary income. Higher portfolio turnover could also trigger higher levels of capital gains at the Fund level which, when passed through to Fund shareholders, would trigger potential capital gains liability at the Fund shareholder level. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Cybersecurity. Increased reliance on internet-based programs and applications to conduct transactions and store data creates growing operational and security risks. Targeted cyber-attacks or accidental events can lead to breaches in computer and data systems security, and subsequent unauthorized access to sensitive transactional and personal information held or maintained by the Fund, its affiliates, and third-party service providers. Any breaches that occur could result in a failure to maintain the security, confidentiality, or privacy of sensitive data, including personal information relating to investors and the beneficial owners of investors, and could lead to theft, data corruption, or overall disruption in operational systems. Cybersecurity risks also necessitate ongoing prevention and compliance costs.

Misconduct of Employees and of Third-Party Service Providers. Misconduct by employees of the Advisor or by third-party service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized investment activities or concealing unsuccessful investment activities (which, in either case, may result in unknown and unmanaged risks or losses). Losses could also result from actions by third-party service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and third-party service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects. No assurances can be given that the due diligence performed by the Advisor will identify or prevent any such misconduct.

Shareholder Information

Trading. Fund shares trade under the symbol GRF on the NYSE American exchange. The Fund has opted into the Maryland Control Share Acquisition Act.

Fund Stock Repurchases.   The Fund is authorized to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.  The Fund has authorized repurchases up to 1,000,000 shares, with 907,029 shares remaining under its current authorization.

Dividend Reinvestment and Cash Purchase Plan. By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions. Shareholders can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting Equiniti Stock Transfer, 48 Wall Street, Floor 23, New York, NY 10005, telephone number (877) 937-5449.

Dividend Checks/Stock Certificates/Address Changes/Etc. If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, Equiniti Stock, 48 Wall Street, Floor 23, New York, NY 10005, telephone number (877) 937-5449.

Proxy Voting. The Fund typically votes by proxy the shares of portfolio companies. If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (June 30, 2025). We collect nonpublic personal information about you from the following sources: (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others. We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice. We restrict access to your personal and account information to those employees who need to know that information to provide services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information.   The Fund files a complete schedule of its portfolio holdings monthly with the Securities and Exchange Commission (SEC) on Form N-PORT, with the first and third calendar quarter filings available to the investing public generally.   You can obtain copies of these public filings, and other information about the Fund, from the SEC's website (www.sec.gov), from the Fund's website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107.   The Fund's public forms can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and you can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at (800) 732-0330.

Approval of Renewal of Investment Advisory Agreement.  At its December 9, 2024 Board meeting, the Board of Directors approved the renewal of the Fund’s Investment Advisory Agreement with SCM (with Directors Luke E. Sims and David C. Sims abstaining).  The Board previously received various information with respect to the proposed continuation of the investment advisory agreement with the Advisor, including a handout in the Board materials which identified certain key issues for the Board to consider in evaluating Sims Capital Management LLC (“SCM”) as its Advisor.  The Board reviewed these various factors in considering whether to retain SCM as its investment advisor including, among other things, the nature, extent and quality of services provided by SCM, the cost of services provided by SCM (and benefits to be realized by SCM as a result of its relationship to the Fund), the economies of scale that may be realized as the Fund grows, whether the fee level reflects the economies of scale for the benefit of Fund investors, SCM’s investment philosophy, the Fund’s portfolio turnover, best execution and trading costs, personnel considerations, resources available to SCM, SCM’s ability to satisfy compliance obligations and other relevant factors.  The Board regularly considers the various factors that are involved in such a decision.  Overall, the Board understands and is satisfied with the investment philosophy and investment performance of the Advisor.   Given the relatively small size of the Fund vis-à-vis other closed-end and other mutual funds, the Advisor’s annual fee at 0.75% (75 basis points) of assets under management (AUM) is reasonable (and at the low end of the range for other investment advisors of actively-managed equity funds).   There are few economies of scale to be realized by the Fund (as a closed-end fund), primarily because the Fund is required to make distributions to its shareholders of its net investment income and realized capital gains.   Pursuant to this requirement, the Fund paid a distribution of $2.7 Million to its shareholders at the end of December 2024, thereby reducing AUM from $49 Million to approximately $46 Million.   The Fund’s compliance with law and reporting with respect to the Securities and Exchange Commission and other governmental authorities is fine.   The Fund’s execution of transactions (including cost) and portfolio turnover are excellent, and clearly consistent with industry practice.   As a general rule, the Board is satisfied with the Advisor’s personnel, including professional competence, conscientiousness, independence and overall communications.

General Inquiries. If you have a question or comment on any matter not addressed above, please contact the Fund at: Eagle Capital Growth Fund, Inc., 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.
CODE OF ETHICS

The Fund has adopted a Code of Ethics that applies to the Fund’s principal executive officer, principal financial officer, and others performing similar duties. A copy of the Code of Ethics is not required for the semi-annual report.

ITEM 3.
AUDIT COMMITTEE FINANCIAL EXPERT

Not required for the semi-annual report.

ITEM 4.
PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required for the semi-annual report.

ITEM 5.
AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required for the semi-annual report.

ITEM 6.
INVESTMENTS

The Fund’s investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.
DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES

Not required for the semi-annual report.

ITEM 8.
PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)
Not required for the semi-annual report.

(b)
There have been no changes to the Fund’s Portfolio Managers.

ITEM 9.
PURCHASE OF EQUITY SECURITIES BY CLOSED END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.
SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.
CONTROLS AND PROCEDURES

(a) The Fund’s principal executive office and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) within 90 days of this filing and have concluded, based on such evaluation, that the Fund’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the Fund in this Form N-CSRS was recorded, organized, and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes to the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Fund’s second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.
DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund neither lent any securities this year nor received any income related to securities lending.

ITEM 13.
EXHIBITS.

(A)(1) Not applicable.

(A)(2)(i) Certification of principal executive officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.1.

(A)(2)(ii) Certification of principal financial officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.2.

(A)(2)(iii) Results of shareholder meeting--- attached hereto as Exhibit 99.77C.

(A)(2)(iv) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002, — attached hereto as Exhibit 99.906 CERT .